Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Change
Net revenues
Institutional Securities	$6,982	$7,016	$5,654	—%	23%	$13,998	$12,451	12%
Wealth Management	6,792	6,880	6,660	(1%)	2%	13,672	13,219	3%
Investment Management	1,386	1,377	1,281	1%	8%	2,763	2,570	8%
Intersegment Eliminations	(141)	(137)	(138)	(3%)	(2%)	(278)	(266)	(5%)
Net revenues (1)	$15,019	$15,136	$13,457	(1%)	12%	$30,155	$27,974	8%

Provision for credit losses	$76	$(6)	$161	*	(53%)	$70	$395	(82%)

Non-interest expenses
Institutional Securities	$4,882	$4,663	$4,580	5%	7%	$9,545	$9,296	3%
Wealth Management	4,949	5,082	4,915	(3%)	1%	10,031	9,717	3%
Investment Management	1,164	1,136	1,111	2%	5%	2,300	2,234	3%
Intersegment Eliminations	(126)	(134)	(122)	6%	(3%)	(260)	(240)	(8%)
Non-interest expenses (1)(2)	$10,869	$10,747	$10,484	1%	4%	$21,616	$21,007	3%

Income before provision for income taxes
Institutional Securities	$2,046	$2,351	$977	(13%)	109%	$4,397	$2,869	53%
Wealth Management	1,821	1,806	1,681	1%	8%	3,627	3,393	7%
Investment Management	222	241	170	(8%)	31%	463	336	38%
Intersegment Eliminations	(15)	(3)	(16)	*	6%	(18)	(26)	31%
Income before provision for income taxes	$4,074	$4,395	$2,812	(7%)	45%	$8,469	$6,572	29%

Net Income applicable to Morgan Stanley
Institutional Securities	$1,520	$1,819	$759	(16%)	100%	$3,339	$2,237	49%
Wealth Management	1,403	1,403	1,308	—%	7%	2,806	2,684	5%
Investment Management	165	192	127	(14%)	30%	357	261	37%
Intersegment Eliminations	(12)	(2)	(12)	*	—%	(14)	(20)	30%
Net Income applicable to Morgan Stanley	$3,076	$3,412	$2,182	(10%)	41%	$6,488	$5,162	26%
Earnings applicable to Morgan Stanley common shareholders	$2,942	$3,266	$2,049	(10%)	44%	$6,208	$4,885	27%

Notes:
-	Firm net revenues excluding mark‐to‐market gains and losses on deferred cash‐based compensation plans (DCP) were: 2Q24: $15,073 million, 1Q24: $14,949 million, 2Q23: $13,343 million, 2Q24 YTD: $30,022 million, 2Q23 YTD: $27,707 million.
-	Firm compensation expenses excluding DCP were: 2Q24: $6,405 million, 1Q24: $6,447 million, 2Q23: $6,084 million, 2Q24 YTD: $12,852 million, 2Q23 YTD: $12,301 million.
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Change

Financial Metrics:

Earnings per basic share	$1.85	$2.04	$1.25	(9%)	48%	$3.89	$2.98	31%
Earnings per diluted share	$1.82	$2.02	$1.24	(10%)	47%	$3.85	$2.95	31%

Return on average common equity	13.0%	14.5%	8.9%			13.8%	10.7%
Return on average tangible common equity	17.5%	19.7%	12.1%			18.6%	14.5%

Book value per common share	$56.80	$55.60	$55.24			$56.80	$55.24
Tangible book value per common share	$42.30	$41.07	$40.79			$42.30	$40.79

Financial Ratios:

Pre-tax margin	27%	29%	21%			28%	23%
Compensation and benefits as a % of net revenues	43%	44%	47%			44%	45%
Non-compensation expenses as a % of net revenues	29%	27%	31%			28%	30%
Firm expense efficiency ratio	72%	71%	78%			72%	75%
Effective tax rate	23.5%	21.2%	21.0%			22.3%	20.1%

Statistical Data:

Period end common shares outstanding (millions)	1,619	1,627	1,659	—%	(2%)
Average common shares outstanding (millions)
Basic	1,594	1,601	1,635	—%	(3%)	1,597	1,640	(3%)
Diluted	1,611	1,616	1,651	—%	(2%)	1,614	1,657	(3%)

Worldwide employees	79,066	79,610	82,006	(1%)	(4%)

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Change

Consolidated Balance sheet

Total assets	$1,212,447	$1,228,503	$1,164,911	(1%)	4%
Loans (1)	$237,696	$227,145	$224,276	5%	6%
Deposits	$348,890	$352,494	$348,511	(1%)	—%
Long-term debt outstanding	$269,897	$266,150	$243,820	1%	11%
Maturities of long-term debt outstanding (next 12 months)	$18,797	$19,701	$22,326	(5%)	(16%)

Average liquidity resources	$319,580	$318,664	$310,724	—%	3%

Common equity	$91,964	$90,448	$91,636	2%	—%
Less: Goodwill and intangible assets	(23,480)	(23,635)	(23,973)	(1%)	(2%)
Tangible common equity	$68,484	$66,813	$67,663	3%	1%

Preferred equity	$8,750	$8,750	$8,750	—%	—%

U.S. Bank Supplemental Financial Information
Total assets	$400,140	$400,856	$385,596	—%	4%
Loans	$220,900	$211,290	$209,065	5%	6%
Investment securities portfolio (2)	$119,197	$115,951	$119,289	3%	—%
Deposits	$342,900	$346,609	$342,522	(1%)	—%

Regional revenues
Americas	$11,268	$11,567	$10,394	(3%)	8%	$22,835	$21,185	8%
EMEA (Europe, Middle East, Africa)	1,871	1,826	1,500	2%	25%	3,697	3,237	14%
Asia	1,880	1,743	1,563	8%	20%	3,623	3,552	2%
Consolidated net revenues	$15,019	$15,136	$13,457	(1%)	12%	$30,155	$27,974	8%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Change

Average Common Equity
Institutional Securities	$45.0	$45.0	$45.6	—%	(1%)	$45.0	$45.6	(1%)
Wealth Management	29.1	29.1	28.8	—%	1%	29.1	28.8	1%
Investment Management	10.8	10.8	10.4	—%	4%	10.8	10.4	4%
Parent Company	5.7	5.0	6.8	14%	(16%)	5.3	6.6	(20%)
Firm	$90.6	$89.9	$91.6	1%	(1%)	$90.2	$91.4	(1%)

Regulatory Capital

Common Equity Tier 1 capital	$71.8	$70.3	$69.9	2%	3%
Tier 1 capital	$80.5	$79.0	$78.4	2%	3%

Standardized Approach
Risk-weighted assets	$472.4	$467.8	$449.8	1%	5%
Common Equity Tier 1 capital ratio	15.2%	15.0%	15.5%
Tier 1 capital ratio	17.0%	16.9%	17.4%

Advanced Approach
Risk-weighted assets	$469.7	$456.5	$441.9	3%	6%
Common Equity Tier 1 capital ratio	15.3%	15.4%	15.8%
Tier 1 capital ratio	17.1%	17.3%	17.8%

Leverage-based capital
Tier 1 leverage ratio	6.8%	6.7%	6.7%
Supplementary Leverage Ratio	5.5%	5.4%	5.5%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Change
Revenues:

Advisory	$592	$461	$455	28%	30%	$1,053	$1,093	(4%)
Equity	352	430	225	(18%)	56%	782	427	83%
Fixed income	675	556	395	21%	71%	1,231	802	53%
Underwriting	1,027	986	620	4%	66%	2,013	1,229	64%
Investment banking	1,619	1,447	1,075	12%	51%	3,066	2,322	32%

Equity	3,018	2,842	2,548	6%	18%	5,860	5,277	11%
Fixed income	1,999	2,485	1,716	(20%)	16%	4,484	4,292	4%
Other	346	242	315	43%	10%	588	560	5%

Net revenues	6,982	7,016	5,654	—%	23%	13,998	12,451	12%

Provision for credit losses	54	2	97	*	(44%)	56	286	(80%)

Compensation and benefits	2,291	2,343	2,215	(2%)	3%	4,634	4,580	1%
Non-compensation expenses	2,591	2,320	2,365	12%	10%	4,911	4,716	4%
Total non-interest expenses	4,882	4,663	4,580	5%	7%	9,545	9,296	3%

Income before provision for income taxes	2,046	2,351	977	(13%)	109%	4,397	2,869	53%
Net income applicable to Morgan Stanley	$1,520	$1,819	$759	(16%)	100%	$3,339	$2,237	49%

Pre-tax margin	29%	34%	17%			31%	23%
Compensation and benefits as a % of net revenues	33%	33%	39%			33%	37%
Non-compensation expenses as a % of net revenues	37%	33%	42%			35%	38%

Return on Average Common Equity	13%	15%	6%			14%	9%
Return on Average Tangible Common Equity (1)	13%	15%	6%			14%	9%

Trading VaR (Average Daily 95% / One-Day VaR)	$48	$54	$52

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Change
Revenues:
Asset management	$3,989	$3,829	$3,452	4%	16%	$7,818	$6,834	14%
Transactional	782	1,033	869	(24%)	(10%)	1,815	1,790	1%
Net interest income	1,798	1,856	2,156	(3%)	(17%)	3,654	4,314	(15%)
Other	223	162	183	38%	22%	385	281	37%
Net revenues (1)	6,792	6,880	6,660	(1%)	2%	13,672	13,219	3%

Provision for credit losses	22	(8)	64	*	(66%)	14	109	(87%)

Compensation and benefits (1)	3,601	3,788	3,503	(5%)	3%	7,389	6,980	6%
Non-compensation expenses	1,348	1,294	1,412	4%	(5%)	2,642	2,737	(3%)
Total non-interest expenses	4,949	5,082	4,915	(3%)	1%	10,031	9,717	3%

Income before provision for income taxes	1,821	1,806	1,681	1%	8%	3,627	3,393	7%
Net income applicable to Morgan Stanley	$1,403	$1,403	$1,308	—%	7%	$2,806	$2,684	5%

Pre-tax margin	27%	26%	25%			27%	26%
Compensation and benefits as a % of net revenues	53%	55%	53%			54%	53%
Non-compensation expenses as a % of net revenues	20%	19%	21%			19%	21%

Return on Average Common Equity	19%	19%	18%			19%	18%
Return on Average Tangible Common Equity (2)	35%	35%	34%			35%	35%

Notes:
-	Wealth Management net revenues excluding DCP were: 2Q24: $6,837 million, 1Q24: $6,740 million, 2Q23: $6,578 million, 2Q24 YTD: $13,577 million, 2Q23 YTD: $13,036 million.
-	Wealth Management compensation expenses excluding DCP were: 2Q24: $3,568 million, 1Q24: $3,632 million, 2Q23: $3,396 million, 2Q24 YTD: $7,200 million, 2Q23 YTD: $6,754 million.
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023

Wealth Management Metrics

Total client assets	$5,690	$5,495	$4,885	4%	16%
Net new assets	$36.4	$94.9	$89.5	(62%)	(59%)
U.S. Bank loans	$150.9	$147.4	$144.7	2%	4%
Margin and other lending (1)	$25.5	$23.4	$21.7	9%	18%
Deposits (2)	$343	$347	$343	(1%)	—%
Annualized weighted average cost of deposits
Period end	3.11%	2.96%	2.53%
Period average	3.03%	2.92%	2.32%

Advisor-led channel

Advisor-led client assets	$4,443	$4,302	$3,784	3%	17%

Fee-based client assets	$2,188	$2,124	$1,856	3%	18%
Fee-based asset flows	$26.0	$26.2	$22.7	(1%)	15%
Fee-based assets as a % of advisor-led client assets	49%	49%	49%

Self-directed channel

Self-directed client assets	$1,247	$1,194	$1,101	4%	13%
Daily average revenue trades (000's)	781	841	765	(7%)	2%
Self-directed households (millions)	8.2	8.1	8.1	1%	1%

Workplace channel

Stock plan unvested assets	$452	$457	$402	(1%)	12%
Number of stock plan participants (millions)	6.6	6.6	6.5	—%	2%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Change
Revenues:
Asset management and related fees	$1,342	$1,346	$1,268	—%	6%	$2,688	$2,516	7%
Performance-based income and other	44	31	13	42%	*	75	54	39%
Net revenues	1,386	1,377	1,281	1%	8%	2,763	2,570	8%

Compensation and benefits	568	565	544	1%	4%	1,133	1,112	2%
Non-compensation expenses	596	571	567	4%	5%	1,167	1,122	4%
Total non-interest expenses	1,164	1,136	1,111	2%	5%	2,300	2,234	3%

Income before provision for income taxes	222	241	170	(8%)	31%	463	336	38%
Net income applicable to Morgan Stanley	$165	$192	$127	(14%)	30%	$357	$261	37%

Pre-tax margin	16%	18%	13%			17%	13%
Compensation and benefits as a % of net revenues	41%	41%	42%			41%	43%
Non-compensation expenses as a % of net revenues	43%	41%	44%			42%	44%

Return on Average Common Equity	6%	7%	5%			7%	5%
Return on Average Tangible Common Equity (1)	58%	68%	70%			63%	72%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Change

Assets Under Management or Supervision (AUM)

Net Flows by Asset Class
Equity	$(9.2)	$(5.5)	$(5.3)	(67%)	(74%)	$(14.7)	$(7.4)	(99%)
Fixed Income	1.0	2.8	(5.0)	(64%)	*	3.8	(7.0)	*
Alternatives and Solutions	7.0	10.3	11.4	(32%)	(39%)	17.3	13.1	32%
Long-Term Net Flows	(1.2)	7.6	1.1	*	*	$6.4	$(1.3)	*

Liquidity and Overlay Services	1.3	(12.9)	9.7	*	(87%)	(11.6)	23.6	*

Total Net Flows	$0.1	$(5.3)	$10.8	*	(99%)	$(5.2)	$22.3	*

Assets Under Management or Supervision by Asset Class
Equity	$301	$310	$289	(3%)	4%
Fixed Income	176	174	165	1%	7%
Alternatives and Solutions	558	543	482	3%	16%
Long‐Term Assets Under Management or Supervision	1,035	1,027	936	1%	11%

Liquidity and Overlay Services	483	478	476	1%	1%

Total Assets Under Management or Supervision	$1,518	$1,505	$1,412	1%	8%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Mar 31, 2024	Jun 30, 2023

Institutional Securities

Loans:
Corporate	$17.7	$16.6	$17.8	7%	(1%)
Secured lending facilities	48.3	42.1	41.2	15%	17%
Commercial and residential real estate	12.6	12.9	12.1	(2%)	4%
Securities-based lending and other	7.7	7.7	8.1	—%	(5%)

Total Loans	86.3	79.3	79.2	9%	9%

Lending Commitments	141.1	138.8	127.1	2%	11%

Institutional Securities Loans and Lending Commitments	$227.4	$218.1	$206.3	4%	10%

Wealth Management

Loans:
Securities-based lending and other	$87.8	$86.1	$87.6	2%	—%
Residential real estate	63.1	61.3	57.1	3%	11%

Total Loans	150.9	147.4	144.7	2%	4%

Lending Commitments	19.0	18.9	18.8	1%	1%

Wealth Management Loans and Lending Commitments	$169.9	$166.3	$163.5	2%	4%

Consolidated Loans and Lending Commitments (1)	$397.3	$384.4	$369.8	3%	7%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of June 30, 2024
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q2 Provision
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$6,764	$241	3.6%	$—
Secured lending facilities	44,869	143	0.3%	19
Commercial and residential real estate	8,804	469	5.3%	45
Other	2,483	12	0.5%	(1)
Institutional Securities - HFI	$62,920	$865	1.4%	$63

Wealth Management - HFI	151,215	310	0.2%	22

Held For Investment	$214,135	$1,175	0.5%	$85

Held For Sale	15,283

Fair Value	8,972

Total Loans	238,390	1,175		85

Lending Commitments	160,128	555	0.3%	(9)

Consolidated Loans and Lending Commitments	$398,518	$1,730		$76

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)	We prepare our financial statements using U.S. GAAP. From time to time, we may disclose certain “non‐GAAP financial measures” in this document or in the course of our earnings releases, earnings and other conference calls, financial presentations, definitive proxy statements and other public disclosures. A “non‐GAAP financial measure” excludes, or includes, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. We consider the non‐GAAP financial measures we disclose to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an alternate means of assessing or comparing our financial condition, operating results and capital adequacy. These measures are not in accordance with, or a substitute for, U.S. GAAP and may be different from or inconsistent with non‐GAAP financial measures used by other companies. Whenever we refer to a non‐GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the U.S. GAAP financial measure and the non‐GAAP financial measure. We present certain non‐GAAP financial measures that exclude the impact of mark‐to-market gains and losses on DCP investments from net revenues and compensation expenses. The impact of DCP is primarily reflected in our Wealth Management business segment results. These measures allow for better comparability of period‐to‐period underlying operating performance and revenue trends, especially in our Wealth Management business segment. By excluding the impact of these items, we are better able to describe the business drivers and resulting impact to net revenues and corresponding change to the associated compensation expenses. For more information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Executive Summary” in the 2023 Form 10‐K.
(b)	The following are considered non‐GAAP financial measures:
	-	Tangible common equity represents common shareholders’ equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction. In addition, we believe that certain ratios that utilize tangible common equity, such as return on average tangible common equity (“ROTCE”) and tangible book value per common share, also non‐GAAP financial measures, are useful for evaluating the operating performance and capital adequacy of the business period‐to‐period, respectively.
	-	ROTCE represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
	-	Tangible book value per common share represents tangible common equity divided by common shares outstanding.
	-	Segment return on average common equity and return on average tangible common equity represent net income applicable to Morgan Stanley by segment less preferred dividends allocated to each segment, annualized as a percentage of average common equity and average tangible common equity, respectively, allocated to each segment. The amount of capital allocated to the business segments is generally set at the beginning of each year and remains fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).
	-	Net revenues excluding DCP represents net revenues adjusted for the impact of mark‐to‐market gains and losses on economic hedges associated with certain employee deferred cash‐based compensation plans.
	-	Compensation expense excluding DCP represents compensation adjusted for the impact related to certain employee deferred cash‐based compensation plans linked to investment performance.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics that we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Provision for credit losses represents the provision for credit losses on loans held for investment and unfunded lending commitments.
(b)	Net income applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(c)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley, less preferred dividends.

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(a)	Return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Return on average tangible common equity represents a non‐GAAP financial measure.
(c)	Book value per common share represents common equity divided by period end common shares outstanding.
(d)	Tangible book value per common share represents a non‐GAAP financial measure.
(e)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.
(f)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

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(a)	Liquidity Resources, which are primarily held within the Parent Company and its major operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks. The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements. Average Liquidity Resources represents the average daily balance for the three months ended June 30, 2024, March 31, 2024 and June 30, 2023.
(b)	Our goodwill and intangible balances utilized in the calculation of tangible common equity are net of allowable mortgage servicing rights deduction.
(c)	Tangible common equity represents a non‐GAAP financial measure.
(d)	U.S. Bank refer to our U.S. Bank Subsidiaries, Morgan Stanley Bank N.A. and Morgan Stanley Private Bank, National Association, and excludes transactions between the bank subsidiaries, as well as deposits from the Parent Company and affiliates.
(e)	Firmwide regional revenues reflect our consolidated net revenues on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 22 to the consolidated financial statements included in the 2023 Form 10‐K.

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(a)	Our attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk‐based and leverage‐based capital measure, which is compared with our regulatory capital to ensure that we maintain an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time. The amount of capital allocated to the business segments is generally set at the beginning of each year and remains fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition). We define the difference between our total average common equity and the sum of the average common equity amounts allocated to our business segments as Parent Company common equity. The Required Capital framework is based on our regulatory capital requirements. We continue to evaluate our Required Capital framework with respect to the impact of evolving regulatory requirements, as appropriate. For further discussion of the framework, refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the 2023 Form 10‐K.
(b)	Our risk‐based capital ratios are computed under each of (i) the standardized approaches for calculating credit risk and market risk risk‐weighted assets (RWAs) (“Standardized Approach”) and (ii) the applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (“Advanced Approach”). For information on the calculation of regulatory capital and ratios, and associated regulatory requirements, please refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the 2023 Form 10‐K.
(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

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(a)	Institutional Securities Equity and Fixed income net revenues include trading, net interest income (interest income less interest expense), asset management, commissions and fees, investments and other revenues which are directly attributable to those businesses.
(b)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.
(c)	VaR represents the unrealized loss in portfolio value that, based on historically observed market risk factor movements, would have been exceeded with a frequency of 5%, or five times in every 100 trading days, if the portfolio were held constant for one day. Further discussion of the calculation of VaR and the limitations of our VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the 2023 Form 10‐K.

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(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics that we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Client assets represent those for which Wealth Management is providing services including financial advisor‐led brokerage, custody, administrative and investment advisory services; self-directed brokerage and investment advisory services; financial and wealth planning services; workplace services, including stock plan administration, and retirement plan services.
(b)	Net new assets represent client asset inflows, inclusive of interest, dividends and asset acquisitions, less client asset outflows, and exclude the impact of business combinations/divestitures and the impact of fees and commissions.
(c)	Margin and other lending represents margin lending arrangements, which allow customers to borrow against the value of qualifying securities and other lending which includes non‐purpose securities‐based lending on non‐bank entities.
(d)	Deposits reflect liabilities sourced from Wealth Management clients and other sources of funding on our U.S. Bank Subsidiaries. Deposits include sweep deposit programs, savings and other deposits, and time deposits.
(e)	Annualized weighted average cost of deposits represents the total annualized weighted average cost of the various deposit products, excluding the effect of related hedging derivatives. The period end cost of deposits is based upon balances and rates as of June 30, 2024, March 31, 2024 and June 30, 2023. The period average is based on daily balances and rates for the period.
(f)	Advisor‐led client assets represent client assets in accounts that have a Wealth Management representative assigned.
(g)	Fee‐based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(h)	Fee‐based asset flows include net new fee‐based assets (including asset acquisitions), net account transfers, dividends, interest and client fees, and exclude institutional cash management related activity. For a description of the Inflows and Outflows included in Fee‐based asset flows, see Fee‐based client assets in the 2023 Form 10‐K.
(i)	Self‐directed client assets represent active accounts which are not advisor led. Active accounts are defined as having at least $25 in assets.
(j)	Daily average revenue trades (DARTs) represent the total self‐directed trades in a period divided by the number of trading days during that period.
(k)	Self‐directed households represent the total number of households that include at least one active account with self‐directed assets. Individual households or participants that are engaged in one or more of our Wealth Management channels are included in each of the respective channel counts.
(l)	The workplace channel assets includes equity compensation solutions for companies, their executives and employees. Stock plan unvested assets represent the market value of public company securities at the end of the period.
(m)	Stock plan participants represent total accounts with vested and/or unvested stock plan assets in the workplace channel. Individuals with accounts in multiple plans are counted as participants in each plan.

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(a)	Asset management and related fees represents management and administrative fees, distribution fees, and performance‐based fees, not in the form of carried interest. Asset management and related fees represents Asset management as reported on our consolidated income statement.
(b)	Performance‐based income and other includes performance‐based fees in the form of carried interest, gains and losses from investments, gains and losses from hedges on seed capital and certain employee deferred compensation plans, net interest, and other revenues. Performance‐based income and other represents investments, investment banking, trading, net interest and other revenues as reported on our consolidated income statement.
(c)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.

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(a)	Investment Management Alternatives and Solutions asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, Multi‐Asset portfolios, as well as Custom Separate Account portfolios.
(b)	Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.
(c)	Overlay Services represents investment strategies that use passive exposure instruments to obtain, offset, or substitute specific portfolio exposures beyond those provided by the underlying holdings of the fund.
(d)	Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

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(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)	Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.
(c)	Securities-based lending and other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

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(1)	The following sets forth the net revenue impact of mark‐to‐market gains and losses on investments associated with DCP and compensation expense impact related to DCP:
			2Q24	1Q24	2Q23	2Q24 YTD	2Q23 YTD
		Net revenues	$15,019	$15,136	$13,457	30,155	27,974
		Adjustment for mark-to-market on DCP	54	(187)	(114)	(133)	(267)
		Adjusted Net revenues - non-GAAP	$15,073	$14,949	$13,343	$30,022	$27,707

		Compensation expense	$6,460	$6,696	$6,262	$13,156	$12,672
		Adjustment for mark-to-market on DCP	(55)	(249)	(178)	(304)	(371)
		Adjusted Compensation expense - non-GAAP	$6,405	$6,447	$6,084	$12,852	$12,301

	-	Compensation expense for deferred cash‐based compensation plans awards is calculated based on the notional value of the award granted, adjusted for changes in the fair value of the referenced investments that employees select. Compensation expense is recognized over the vesting period relevant to each separately vesting portion of deferred awards. The table above presents non-GAAP adjusted Compensation expense which excludes amounts recognized in Compensation expense associated with certain cash-based deferred compensation plans.
	-	We invest directly, as principal, in financial instruments and other investments to economically hedge certain of our obligations under these deferred cash‐based compensation plans. Changes in the fair value of such investments, net of financing costs, are recorded in net revenues, and included in Transactional revenues in the Wealth Management business segment. Although changes in compensation expense resulting from changes in the fair value of the referenced investments will generally be offset by changes in the fair value of investments recognized in net revenues, there is typically a timing difference between the immediate recognition of gains and losses on our investments and the deferred recognition of the related compensation expense over the vesting period. While this timing difference may not be material to our Income before provision for income taxes in any individual period, it may impact the Wealth Management business segment reported ratios and operating metrics in certain periods due to potentially significant impacts to net revenues and compensation expenses. The table above presents non-GAAP adjusted Net revenues which excludes amounts recognized in Net revenues related to mark-to-market gains and losses, net of financing costs, on investments associated with certain cash-based deferred compensation plans.

(2)	The Firm non-interest expenses by category are as follows:
			2Q24	1Q24	2Q23	2Q24 YTD	2Q23 YTD
		Compensation and benefits	$6,460	$6,696	$6,262	$13,156	$12,672

		Non-compensation expenses:
		Brokerage, clearing and exchange fees	995	921	875	1,916	1,756
		Information processing and communications	1,011	976	926	1,987	1,841
		Professional services	753	639	767	1,392	1,477
		Occupancy and equipment	464	441	471	905	911
		Marketing and business development	245	217	236	462	483
		Other	941	857	947	1,798	1,867
		Total non-compensation expenses	4,409	4,051	4,222	8,460	8,335

		Total non-interest expenses	$10,869	$10,747	$10,484	$21,616	$21,007

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(1)	Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)	As of June 30, 2024, March 31, 2024 and June 30, 2023, the U.S. Bank investment securities portfolio included held to maturity investment securities of $50.2 billion, $50.7 billion and $54.9 billion, respectively.

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(1)	Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 2Q24: $482mm; 1Q24: $482mm; 2Q23: $471mm; 2Q24 YTD: $482mm; 2Q23 YTD: $471mm

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(1)	The following sets forth the net revenue impact of mark-to-market gains and losses on investments associated with DCP and compensation expense impact related to DCP:
			2Q24	1Q24	2Q23	2Q24 YTD	2Q23 YTD
		Net revenues	$6,792	$6,880	$6,660	$13,672	$13,219
		Adjustment for mark-to-market on DCP	45	(140)	(82)	(95)	(183)
		Adjusted Net revenues - non-GAAP	$6,837	$6,740	$6,578	$13,577	$13,036

		Compensation expense	$3,601	$3,788	$3,503	$7,389	$6,980
		Adjustment for mark-to-market on DCP	(33)	(156)	(107)	(189)	(226)
		Adjusted Compensation expense - non-GAAP	$3,568	$3,632	$3,396	$7,200	$6,754
(2)	Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 2Q24: $13,582mm; 1Q24: $13,582mm; 2Q23: $14,075mm; 2Q24 YTD: $13,582mm; 2Q23 YTD: $14,075mm

Supplemental Quantitative Details and Calculations

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(1)	Wealth Management other lending included $2 billion of non‐purpose securities based lending on non‐bank entities in each period ended June 30, 2024, March 31, 2024 and June 30, 2023.
(2)	For the quarters ended June 30, 2024, March 31, 2024 and June 30, 2023, Wealth Management deposits of $343 billion, $347 billion and $343 billion, respectively. Total deposits details are as follows:
		2Q24	1Q24	2Q23
	Brokerage sweep deposits	$129	$139	$158
	Other deposits	214	208	185
	Total deposits	$343	$347	$343

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(1)	Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 2Q24: $9,676mm; 1Q24: $9,676mm; 2Q23: $9,687mm; 2Q24 YTD: $9,676mm; 2Q23 YTD: $9,687mm.

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(1)	For the quarters ended June 30, 2024, March 31, 2024 and June 30, 2023, Investment Management reflected loan balances of $481 million, $465 million and $386 million, respectively.

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(1)	For the quarter ended June 30, 2024, the Allowance Rollforward for Loans and Lending Commitments is as follows:
		Institutional Securities	Wealth Management	Total
	Loans

	Allowance for Credit Losses (ACL)
	Beginning Balance - March 31, 2024	$852	$289	$1,141
	Net Charge Offs	(48)	(2)	(50)
	Provision	63	22	85
	Other	(2)	1	(1)
	Ending Balance - June 30, 2024	$865	$310	$1,175

	Lending Commitments

	Allowance for Credit Losses (ACL)
	Beginning Balance - March 31, 2024	$548	$17	$565
	Net Charge Offs	—	—	—
	Provision	(9)	—	(9)
	Other	(1)	—	(1)
	Ending Balance - June 30, 2024	$538	$17	$555

	Loans and Lending Commitments

	Allowance for Credit Losses (ACL)
	Beginning Balance - March 31, 2024	$1,400	$306	$1,706
	Net Charge Offs	(48)	(2)	(50)
	Provision	54	22	76
	Other	(3)	1	(2)
	Ending Balance - June 30, 2024	$1,403	$327	$1,730

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's second quarter earnings press release issued July 16, 2024.